UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2012

Date of reporting period:  November 30, 2012

Item 1. Reports to Stockholders.

Annual Report

Convergence Core Plus Fund

November 30, 2012

Investment Adviser

Convergence Investment Partners, LLC
4200 West 115th Street
Suite 100
Leawood, Kansas 66211

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	9

SCHEDULE OF SECURITIES SOLD SHORT	17

STATEMENT OF ASSETS AND LIABILITIES	19

STATEMENT OF OPERATIONS	20

STATEMENT OF CHANGES IN NET ASSETS	21

STATEMENT OF CASH FLOWS	22

FINANCIAL HIGHLIGHTS	23

NOTES TO FINANCIAL STATEMENTS	24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	31

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	32

NOTICE OF PRIVACY POLICY & PRACTICES	35

ADDITIONAL INFORMATION	36

Dear Shareholder:

We are pleased to provide to you the annual report of the Convergence Core Plus Fund for the fiscal year ended November 30, 2012. With the Fund’s inception on December 29, 2009, we have now completed nearly three full years; and we are pleased to report that it has been a very good period, both on an absolute and relative basis.

Performance:

Your Fund was up 49.08% from December 29, 2009 (its inception) to November 30, 2012 cumulatively versus the Russell 3000 Index at 34.47%. Over this past fiscal year ended November 30, 2012, your Fund was up 21.21% versus the Russell 3000 Index at 15.95%. Performance for the Fund versus the market was driven by both our Dynamic Investment Model, and the broader mandate afforded the Fund through the ability to short. The Fund’s Institutional Class Gross and Net Expense Ratios (as of the prospectus dated 3/29/12) are 2.69% and 2.63%*.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-677-9414.

Our proprietary dynamic model seeks to incorporate the best attributes of both quantitative methods with traditional fundamental management. Quantitative strategies have the advantage of being able to assimilate a lot of information, validate concepts, and avoid emotional biases. Fundamental managers have the advantage that they can incorporate current market conditions into their evaluation. Our dynamic model actively measures the market environment and adjusts our model in an effort to seek out alpha, thereby applying what we believe are the best attributes of both approaches.

Our ability to short aided the portfolio throughout the year. While maintaining a beta close to one throughout the period, our short positions helped hold the portfolio up relative to the market. The long short spread added 368 basis points (gross) to the portfolio over the fiscal year even as the market experienced high levels of volatility. For the fiscal year, the Convergence Core Plus Fund outperformed the Russell 3000 Index by 526 basis points (net).  Remarkably, nearly all of the out-performance came on down days. With a daily up-capture ratio of 101.4%, and a daily down capture ratio of just 84.5%, alpha was added in a strong bull market by losing on average less on down days. And while the portfolio ended up with a portfolio turnover ratio of 276%, a material proportion was driven by the short position, which enabled the portfolio, net of trading costs, to outperform its benchmark in a very difficult environment.

The Environment:

In last year’s letter, we noted “the tug of war between fundamentals and looming macro risk will likely continue into 2012.” Unfortunately, the same holds true for the coming 12 months.  We believed then, as we do now, that the fundamentals increasingly favor equity investment.  Housing, a long awaited and critical component of the economy is finally showing life. The industrial complex slowed, but continued to perform. Stock valuations appear attractive, and after 3 years of net liquidations, equities are definitely “under-owned” in our view.  We believe that there is an increasing probability that equities could enter a longer period of solid returns, and could be the beneficiary of a shift in money flow out of bonds and precious metals.

An Alternative to Traditional Investing:

The Convergence proprietary dynamic model used to manage the Fund is designed to measure changing preferences in the marketplace, an essential attribute in volatile times in our view.  The broader mandate afforded the Fund through its ability to short gives us an opportunity to add value even when traditional approaches to stock investing struggle. In difficult times, flexibility is key.

No better evidence than the last 3 years.

Thank you for your support.

David W. Schulz
President
Convergence Investment Partners, LLC

Opinions expressed are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid-capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund regularly makes short sales of securities, which involves the risk that the Fund’s losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to the amount of one’s investment in a mutual fund.

The Russell 3000 Index measures the performance of the 3,000 largest companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

*
The Advisor has contractually agreed to limit expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees of 0.05% and expenses or extraordinary expenses such as litigation) to 1.50% through March 30, 2014 for the Institutional Class.

“Alpha” is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.  A “basis point” is equal to 100th of a percent.  “Beta” measures the sensitivity of rates of return on a fund to general market movements.  “Up capture ratio” is a statistical measure of an investment manager’s overall performance in up markets.  The up market capture ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index has risen.  The ratio is calculated by dividing the manager’s returns by the returns of the index during the up market and multiplying that factor by 100.  “Down capture ratio” is a statistical measure of an investment manager’s overall performance in down markets.  The down capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped.  The ratio is calculated by dividing the manager’s returns by the returns of the index during the down market and multiplying that factor by 100.

Must be preceded or accompanied by a prospectus.

CONVERGENCE CORE PLUS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/12 - 11/30/12).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CONVERGENCE CORE PLUS FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/12	11/30/12	6/1/12 – 11/30/12*
Actual**	$1,000.00	$1,110.50	$13.40
Hypothetical (5% return
before expenses)***	$1,000.00	$1,012.30	$12.78

*
Expenses are equal to the Fund’s annualized expense ratio of 2.54%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.50%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $7.91.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $7.57.

CONVERGENCE CORE PLUS FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Total Returns as of November 30, 2012

	Convergence	Russell
	Core Plus Fund	3000 Index
One Year	21.21%	15.95%
Since Inception (12/29/09)	14.65%	10.67%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $100,000 Investment

*  Inception Date

CONVERGENCE CORE PLUS FUND

Schedule of Investments

November 30, 2012
	Shares	Value

COMMON STOCKS* 127.09%

Animal Production and Aquaculture 0.51%
Cal-Maine Foods, Inc.	9,400	$432,118

Accommodation 1.49%
Marriott International, Inc.	12,967	470,572
Marriott Vacations Worldwide Corp. (a)	10,170	404,868
Wyndham Worldwide Corp.	8,170	401,065
		1,276,505
Administrative and Support Services 1.11%
AECOM Technology Corp. (a)	17,440	393,970
Equifax, Inc.	5,773	295,808
Manpower, Inc.	1,008	38,748
Rollins, Inc.	9,680	220,414
		948,940
Air Transportation 1.56%
Alaska Air Group, Inc. (a)	14,800	632,700
Copa Holdings SA – Class A (b)	7,390	700,868
		1,333,568
Broadcasting (except Internet) 1.86%
Cablevision Systems Corp. – Class A	13,880	192,099
Comcast Corp. – Class A	37,464	1,392,911
		1,585,010
Building Material and Garden Equipment 0.86%
Lumber Liquidators Holdings, Inc. (a)	13,655	733,001

Chemical Manufacturing 9.07%
Abbott Laboratories	17,075	1,109,875
Arena Pharmaceuticals, Inc. (a)	39,178	347,117
CF Industries Holdings, Inc.	3,621	775,003
Huntsman Corp.	42,760	702,974
Mosaic Co.	13,490	729,269
PDL BioPharma, Inc.	44,420	350,918
Pfizer, Inc.	102,277	2,558,971
Pharmacyclics, Inc. (a)	6,600	350,130
Scotts Miracle-Gro Co.	9,450	391,797
United Therapeutics Corp. (a)	4,112	216,086
Warner Chilcott PLC – Class A (b)	18,640	217,342
		7,749,482

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Clothing and Clothing Accessories Stores 3.70%
ANN, Inc. (a)	8,078	$271,017
Chico’s FAS, Inc.	38,300	714,295
Express, Inc. (a)	54,240	809,804
Francesca’s Holdings Corp. (a)	765	19,913
Ross Stores, Inc.	12,270	698,408
TJX Cos, Inc.	14,656	649,847
		3,163,284
Computer and Electronic Product Manufacturing 11.31%
ADTRAN, Inc.	45,870	900,887
Apple, Inc.	1,890	1,106,179
First Solar, Inc. (a)	28,143	759,579
Harman International, Inc.	7,468	295,434
Harris Corp.	36,695	1,729,435
Intel Corp.	92,243	1,805,196
L-3 Communications Holdings, Inc.	5,880	451,878
Northrop Grumman Corp.	13,018	868,300
Raytheon Co.	10,660	609,006
St. Jude Medical, Inc.	14,800	507,344
Texas Instruments, Inc.	21,320	628,300
		9,661,538
Construction of Buildings 1.20%
MDC Holdings, Inc.	9,210	324,560
Pulte Group, Inc. (a)	27,900	468,999
Ryland Group, Inc.	6,930	231,809
		1,025,368
Couriers and Messengers 0.15%
FedEx Corp.	1,400	125,342

Credit Intermediation and Related Activities 11.51%
Bank Of America Corp.	152,827	1,506,874
Citigroup, Inc.	19,925	688,807
East West Bancorp, Inc.	32,650	690,548
JPMorgan Chase & Co.	34,300	1,409,044
M&T Bank Corp.	7,200	703,656
Nationstar Mortgage Holdings, Inc. (a)	20,300	621,586
Ocwen Financial Corp. (a)	20,690	741,943
Prosperity Bancshares, Inc.	17,450	717,718
Signature Bank (a)	9,980	700,197
State Street Corp.	6,590	292,860

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value
Credit Intermediation and Related Activities 11.51% (Continued)
TFS Financial Corp. (a)	31,300	$257,286
UMB Financial Corp.	16,680	706,898
Wells Fargo & Co.	18,688	616,891
Western Union Co.	13,887	175,115
		9,829,423
Educational Services 0.40%
Grand Canyon Education, Inc. (a)	14,330	339,334

Electrical Equipment, Appliance, and Component 1.52%
EnerSys, Inc. (a)	12,140	422,958
Whirlpool Corp.	8,583	874,093
		1,297,051
Electronics and Appliance Stores 0.94%
Ingram Micro, Inc. – Class A (a)	49,650	804,330

Fabricated Metal Product Manufacturing 2.29%
Alliant Techsystems, Inc.	6,770	406,200
Harsco Corp.	21,080	424,762
Parker Hannifin Corp.	7,860	645,699
Timken Co.	10,647	479,647
		1,956,308
Food Manufacturing 2.65%
Hillshire Brands Co.	23,420	652,247
Mondelez International, Inc.	26,245	679,483
Smithfield Foods, Inc. (a)	32,960	737,315
Tyson Foods, Inc.	10,100	193,617
		2,262,662
Food Services and Drinking Places 0.45%
Cracker Barrel Old Country Store, Inc.	6,240	383,448

Furniture and Related Product Manufacturing 0.81%
Select Comfort Corp. (a)	25,790	690,656

Gasoline Stations 0.45%
Delek US Holdings, Inc.	14,700	386,169

General Merchandise Stores 1.89%
Costco Wholesale Corp.	2,220	230,858

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

General Merchandise Stores 1.89% (Continued)
O’Reilly Automotive, Inc. (a)	7,500	$705,600
Wal-Mart Stores, Inc.	9,426	678,861
		1,615,319
Health and Personal Care Stores 1.38%
McKesson Corp.	7,785	735,449
Ulta Salon Cosmetics & Fragrance, Inc.	4,452	446,447
		1,181,896
Hospitals 1.03%
Community Health Systems, Inc. (a)	29,905	881,002

Insurance Carriers and Related Activities 7.47%
Aetna, Inc.	16,270	702,701
Aflac, Inc.	35,440	1,877,965
Assurant, Inc.	6,080	207,997
Fidelity National Financial, Inc.	24,200	585,882
Genworth Financial, Inc. (a) – Class A	52,860	314,517
Hartford Financial Services Group, Inc.	46,860	992,495
Health Net, Inc. (a)	29,910	704,381
Humana, Inc.	10,610	694,000
Symetra Financial Corp.	14,500	177,335
Old Republican International Corp.	12,100	126,929
		6,384,202
Machinery Manufacturing 3.98%
Coinstar, Inc. (a)	8,650	406,896
General Electric Co.	130,885	2,765,600
Pitney Bowes, Inc.	19,960	223,352
		3,395,848
Management of companies and Enterprises 0.99%
EchoStar Corp. – Class A (a)	26,890	843,270

Merchant Wholesalers, Durable Goods 0.48%
Watsco, Inc. – Class A	5,690	407,916

Merchant Wholesalers, Nondurable Goods 4.65%
AmerisourceBergen Corp.	16,250	686,075
Cardinal Health, Inc.	17,380	703,021
Herbalife Ltd. (b)	11,630	534,631
Nu Skin Enterprises, Inc. – Class A	11,735	532,769

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Merchant Wholesalers, Nondurable Goods 4.65% (Continued)
Ralph Lauren Corp.	5,500	$863,995
Universal Corp.	13,010	649,199
		3,969,690
Mining (except Oil and Gas) 0.63%
Cliffs Natural Resources, Inc.	18,720	538,200

Miscellaneous Manufacturing 1.65%
Matson, Inc.	27,245	626,635
Newmarket Corp.	2,946	781,722
		1,408,357
Miscellaneous Store Retailers 0.86%
PetSmart, Inc.	10,400	734,863

Nonstore Retailers 0.31%
Copart, Inc. (a)	6,419	193,918
World Fuel Services Corp.	1,900	74,005
		267,923
Other Information Services 2.70%
Google, Inc. – Class A (a)	2,403	1,678,183
Yahoo!, Inc. (a)	33,262	624,328
		2,302,511
Paper Manufacturing 2.36%
Graphic Packaging Holding Co. (a)	115,930	752,386
Greif, Inc. – Class A	15,180	622,835
Resolute Forest Products, Inc. (a)	55,030	644,401
		2,019,622
Petroleum and Coal Products Manufacturing 13.80%
Chevron Corp.	26,310	2,780,704
ConocoPhillips	14,660	834,740
Exxon Mobil Corp.	35,530	3,131,615
Marathon Pete Corp.	11,407	679,172
Murphy Oil Corp.	6,900	391,506
Phillips 66	35,135	1,840,020
Tesoro Corp.	13,220	558,942
Valero Energy Corp.	32,208	1,039,030
Western Refining, Inc.	18,320	532,196
		11,787,925

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Plastics and Rubber Products Manufacturing- 0.73%
Jarden Corp.	11,783	$623,439

Primary Metal Manufacturing 1.38%
General Cable Corp. (a)	14,738	423,128
Steel Dynamics, Inc.	58,515	756,014
		1,179,142
Professional, Scientific, and Technical Services 3.51%
Booz Allen Hamilton Holding Corp.	22,055	308,991
CACI International, Inc. – Class A (a)	5,900	301,785
Cognizant Technology Solutions Corp. (a)	3,800	255,474
Factset Research Systems, Inc.	1,980	182,932
Omnicom Group, Inc.	9,925	493,670
Quality Systems, Inc.	36,680	667,943
SYNNEX Corp. (a)	17,000	561,340
Tetra Tech, Inc. (a)	8,860	228,233
		3,000,368
Publishing Industries (except Internet) 8.71%
CA, Inc.	13,377	296,434
Microsoft Corp.	104,525	2,782,455
Mentor Graphics Corp. (a)	13,280	198,270
Oracle Corp.	77,190	2,477,798
Brocade Communications Systems, Inc. (a)	295,815	1,680,230
		7,435,187
Rail Transportation 0.50%
Union Pac Corp.	3,458	424,573

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 0.44%
Federated Investors, Inc.	18,820	373,577

Support Activities for Agriculture and Forestry 0.79%
Fresh Del Monte Produce, Inc. (b)	26,010	674,960

Telecommunications 2.41%
CenturyLink, Inc.	25,040	972,554
DISH Network Corp. – Class A (a)	23,326	863,995
United States Cellular Corp. (a)	6,410	223,389
		2,059,938

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value
Transportation Equipment Manufacturing 3.92%
Eaton Corp PLC	12,198	$636,248
Ford Motor Co.	99,445	1,138,645
General Dynamics Corp.	7,000	465,500
Harley-Davidson, Inc.	4,085	191,832
Navistar International Corp. (a)	22,431	457,817
Spirit Aerosystems Holdings, Inc. (a)	26,908	423,801
TRW Automotive Holdings Corp. (a)	610	30,890
		3,344,733
Utilities 5.75%
Entergy Corp.	10,050	638,577
Great Plains Energy, Inc.	35,350	715,838
PNM Resources, Inc.	32,348	683,513
Portland General Electric Co.	27,470	742,513
PPL Corp.	25,820	757,816
UGI Corp.	20,480	680,346
Vectren Corp.	22,470	657,248
Westar Energy, Inc.	1,375	39,463
		4,915,314
Wholesale Electronic Markets and Agents and Broker 0.93%
Tech Data Corp. (a)	18,075	798,373
TOTAL COMMON STOCKS (Cost $99,457,628)		108,551,685

REAL ESTATE INVESTMENT TRUSTS* 4.71%
American Assets Trust, Inc.	12,280	334,384
American Tower Corp.	4,435	332,315
Camden Property Trust	5,650	371,205
CBL & Associates Properties, Inc.	16,660	375,017
Equity Residential	6,760	375,247
Extra Space Storage, Inc.	10,690	375,753
Invesco Mortgage Capital, Inc.	15,560	329,405
National Retail Properties, Inc.	14,400	442,368
Pennsylvania Real Estate Investment Trust	5,500	91,630
Post Properties, Inc.	6,838	335,951
Simon Property Group, Inc.	1,830	278,398
Weyerhaeuser Co.	13,860	381,982
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,710,083)		4,023,655

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value
SHORT-TERM INVESTMENTS 0.10%
AIM STIT-STIC Prime Portfolio, 0.090% (c)	85,724	$85,724
TOTAL SHORT-TERM INVESTMENTS (Cost $85,724)		85,724
Total Investments (Cost $103,253,435) 131.90%		112,661,064
Liabilities in Excess of Other Assets (31.90)%		(27,250,046)
TOTAL NET ASSETS 100.00%		$85,411,018

Percentages are stated as a percent of net assets.

*	All of these securities, totaling $112,575,340, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown represents the rate at November 30, 2012.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short

November 30, 2012

	Shares	Value
Acacia Research Corp.	15,772	$350,612
Acadia Healthcare Co., Inc.	15,490	355,495
Accretive Health, Inc.	26,290	313,640
Acme Packet, Inc.	18,569	370,451
Air Lease Corp. – Class A	14,274	317,597
Alexander & Baldwin, Inc.	5,920	176,771
Amazon.com, Inc.	1,380	347,829
Amtrust Financial Services, Inc.	11,910	343,246
Approach Resources, Inc.	24,770	581,847
Ariad Pharmaceuticals, Inc.	15,390	344,120
Assured Guaranty Ltd. (a)	23,780	331,731
Atlantic Power Corp. (a)	28,364	334,695
Atmel Corp.	67,170	375,481
Bankrate, Inc.	4,400	52,932
BankUnited, Inc.	14,270	335,345
Bazaarvoice, Inc.	27,270	266,701
CarMax, Inc.	10,660	386,531
Catamaran Corp. (a)	6,720	327,197
CIT Group, Inc.	10,320	382,356
Clean Harbors, Inc.	5,310	304,157
Colfax Corp.	8,940	348,570
CommonWealth REIT	11,140	168,548
CYS Investments, Inc.	12,778	163,431
Darling International, Inc.	20,240	341,449
Deckers Outdoor Corp.	9,570	366,435
Facebook, Inc. – Class A	12,985	363,580
Federal-Mogul Corp.	37,119	291,755
First Midwest Bancorp, Inc.	26,430	330,375
Fossil, Inc.	3,940	340,574
Gold Resource Corp.	18,591	294,853
Groupon, Inc. – Class A	85,590	358,622
Halcon Resources Corp.	89,720	554,470
Hecla Mining Co.	8,550	49,590
Howard Hughes Corp.	2,250	165,780
Hub Group, Inc. – Class A	10,550	341,504
iGate Corp.	21,390	320,636
Insulet Corp.	16,655	365,577
International Rectifier Corp.	20,600	351,848
InvenSense, Inc.	11,102	111,575
ITC Holdings Corp.	4,020	315,771
Jazz Pharmaceuticals PLC (a)	6,500	350,220
JC Penney Co., Inc.	9,506	170,538
Jive Software, Inc.	23,980	346,751
Juniper Networks, Inc.	13,309	239,296
Kansas City Southern	4,240	331,356

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2012

	Shares	Value
Kodiak Oil & Gas Corp. (a)	65,260	$559,931
Kosmos Energy Ltd. (a)	53,770	637,712
Kronos Worldwide, Inc.	22,000	354,420
Laclede Group, Inc.	8,440	343,592
Las Vegas Sands Corp.	7,660	357,339
Leucadia National Corp.	15,780	349,527
MBIA, Inc.	37,451	334,812
McEwen Mining, Inc.	72,560	268,472
MGM Resorts International	34,340	348,551
Millennial Media, Inc.	25,200	346,500
Molycorp, Inc.	33,105	296,952
Monster Beverage Corp.	2,700	140,535
NII Holdings, Inc. – Class B	66,634	337,834
Northeast Utilities	8,020	310,695
Northern Oil & Gas, Inc.	43,777	687,299
On Assignment, Inc.	17,240	343,593
Pandora Media, Inc.	42,097	367,086
Pentair Ltd. (a)	7,050	341,855
Pilgrim’s Pride Corp.	41,285	294,775
Post Holdings, Inc.	6,260	215,594
Prestige Brands Holdings, Inc.	16,000	345,600
Prospect Capital Corp.	31,370	330,326
Proto Labs, Inc.	9,500	346,560
Redwood Trust, Inc.	10,994	183,819
RLJ Lodging Trust	8,940	166,195
Rock-tenn Co. – Class A	1,845	119,999
Safeway, Inc.	22,430	383,777
SanDisk Corp.	8,462	330,864
Sears Holdings Corp.	2,000	84,020
Sotheby’s	11,175	322,511
Splunk, Inc.	11,717	353,853
Terex Corp.	13,850	335,032
Texas Capital Bancshares, Inc.	6,580	296,363
Theravance, Inc.	15,826	355,769
Thomson Reuters Corp. (a)	12,280	338,191
Titan International, Inc.	16,833	342,215
UIL Holdings Corp.	1,200	43,044
Valmont Industries, Inc.	2,390	333,787
Vera Bradley, Inc.	12,400	343,604
Vertex Pharmaceuticals, Inc.	8,330	331,451
Walter Energy, Inc.	11,720	353,944
Walter Investment Management Corp.	8,430	356,420
Total Securities Sold Short (Proceeds $28,316,597)		$27,616,256

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Assets and Liabilities

November 30, 2012

Assets
Investments, at value (cost $103,253,435)	$112,661,064
Dividends and interest receivable	339,499
Cash	11,695
Receivable for Fund shares sold	189,397
Other assets	16,571
Total Assets	113,218,226

Liabilities
Securities sold short, at value (proceeds $28,316,597)	27,616,256
Payable for Fund shares redeemed	19,615
Dividends payable on short positions	14,531
Payable to broker	25,278
Payable to Adviser	70,275
Payable to affiliates	34,519
Accrued expenses and other liabilities	26,734
Total Liabilities	27,807,208
Net Assets	$85,411,018

Net Assets Consist Of:
Paid-in capital	72,333,874
Accumulated undistributed net investment income	383,145
Accumulated undistributed net realized gain	2,586,029
Net unrealized appreciation on:
Investments	9,407,629
Securities sold short	700,341
Net Assets	$85,411,018

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	6,115,889

Net asset value, redemption price and offering price per share	$13.97

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Operations

For the Year Ended November 30, 2012

Investment Income
Dividend income	$2,155,067
Interest income	843
Total Investment Income	2,155,910

Expenses
Advisory fees	699,382
Interest and Broker expenses	476,466
Dividends on short positions	302,317
Administration fees	76,925
Transfer agent fees and expenses	57,772
Fund accounting fees	41,050
Federal and state registration fees	27,944
Legal fees	20,038
Audit and tax fees	17,474
Custody fees	16,494
Chief Compliance Officer fees and expenses	7,545
Reports to shareholders	6,975
Trustees’ fees and related expenses	5,824
Other expenses	7,112
Total Expenses	1,763,318
Expense Recoupment by Adviser (Note 4)	64,544
Net Expenses	1,827,862

Net Investment Income	328,048

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	7,745,446
Short transactions	(2,142,108)
Change in net unrealized appreciation on:
Investments	5,575,771
Short transactions	1,072,147
Net Realized and Unrealized Gain on Investments	12,251,256

Net Increase in Net Assets from Operations	$12,579,304

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2012	November 30, 2011
From Operations
Net investment income (loss)	$328,048	$(126,423)
Net realized gain (loss) from:
Investments	7,745,446	(2,321,795)
Short transactions	(2,142,108)	861,780
Change in net unrealized
appreciation (depreciation) on:
Investments	5,575,771	2,874,269
Short transactions	1,072,147	(384,454)
Net increase in net assets from operations	12,579,304	903,377

From Distributions
Net investment income	—	(44,106)
Net realized gain on investments	(172,712)	(1,473,680)
Net decrease in net assets resulting
from distributions paid	(172,712)	(1,517,786)

From Capital Share Transactions
Proceeds from shares sold	28,038,704	38,376,178
Net asset value of shares issued in
reinvestment of distributions to shareholders	168,609	1,496,805
Payments for shares redeemed	(12,119,540)	(5,944,437)
Net increase in net assets from
capital share transactions	16,087,773	33,928,546
Total Increase in Net Assets	28,494,365	33,314,137

Net Assets
Beginning of period	56,916,653	23,602,516
End of period	$85,411,018	$56,916,653

Accumulated Net Investment Income (Loss)	$383,145	$—

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Cash Flows

For the Year Ended November 30, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$12,579,304
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(276,375,648)
Purchases of short-term investments, net	(85,724)
Proceeds from sales of long-term investments	252,219,912
Return of capital distributions from underlying investments	20,913
Increase in dividends and interest receivable	(131,989)
Decrease in deposits at broker for short sales	394,987
Decrease in receivable for investment securities sold	30,835,297
Decrease in other assets	2,011
Proceeds from securities sold short	117,525,317
Purchases to cover securities sold short	(109,047,161)
Decrease in payable for investment securities purchased	(31,134,977)
Increase in dividends payable on short positions	1,314
Increase in payable to broker	25,278
Increase in payable to Adviser	23,857
Decrease in accrued expenses and other liabilities and expenses payable	(6,789)
Unrealized appreciation on investments	(5,575,771)
Unrealized appreciation on short transactions	(1,072,147)
Net realized gain on investments	(7,745,446)
Net realized loss on short transactions	2,142,108
Net cash used in operating activities	(15,405,354)

Cash Flows from Financing Activities:
Proceeds from shares sold	27,893,077
Payments on shares redeemed	(12,138,076)
Cash distributions paid to shareholders	(4,103)
Decrease in payable to custodian	(333,849)
Net cash provided by financing activities	15,417,049
Net increase in cash	11,695

Cash:
Beginning Balance	—
Ending Balance	$11,695

Supplemental Disclosures:
Cash paid for interest	$440,060
Non-cash financing activities-distributions reinvested	168,609
Non-cash financing activities-increase in receivable for Fund shares sold	145,627
Non-cash financing activities-decrease in payable for Fund shares redeemed	18,536

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2012	2011	2010(1)
Net Asset Value, Beginning of Period	$11.56	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)	0.06	(0.04)	0.01
Net realized and unrealized
gain on investments	2.39	0.97	1.35
Total from investment operations	2.45	0.93	1.36

Less distributions paid:
From net investment income	—	(0.02)	—
From net realized gains	(0.04)	(0.71)	—
Total distributions paid	(0.04)	(0.73)	—

Net Asset Value, End of Period	$13.97	$11.56	$11.36
Total Return(3)	21.21%	8.27%	13.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$85,411	$56,917	$23,603
Ratio of expenses to average net assets:
Before waiver and expense
reimbursement/recoupment(4)(5)	2.52%	2.64%	2.58%
After waiver and expense
reimbursement/recoupment(4)(5)	2.61%	2.58%	2.16%
Ratio of net investment income
(loss) to average net assets:
Before waiver and expense
reimbursement/recoupment(5)	0.56%	(0.39)%	(0.29)%
After waiver and expense
reimbursement/recoupment(5)	0.47%	(0.33)%	0.13%
Portfolio turnover rate(3)	275.88%	412.51%	391.48%

(1)	The Fund commenced operations on December 29, 2009.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement/recoupment and after waiver and expense reimbursement/recoupment ratios excluding dividends on short positions, interest and broker expenses were 1.41% and 1.50%, 1.56% and 1.50%, 1.92% and 1.50% for the periods ended November 30, 2012, November 30, 2011, and November 30, 2010 respectively.

(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements
November 30, 2012

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Convergence Core Plus Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital growth. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective on December 29, 2009.  The Institutional share class commenced operations on December 29, 2009.  As of the date of this report, the Investment share class has not commenced operations.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2012

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Equity(1)
Common Stock	$108,551,685	$—	$—	$108,551,685
Real Estate
Investment Trusts	4,023,655	—	—	4,023,655
Total Equity	112,575,340	—	—	112,575,340
Short-Term Investments	85,724	—	—	85,724
Total Assets	$112,661,064	$—	$—	$112,661,064
Liabilities:
Securities Sold Short	$27,616,256	$—	$—	$27,616,256

(1)	See the Schedule of Investments for industry classifications.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2012

The Fund did not hold any investments during the year ended November 30, 2012, with significant unobservable inputs which would be classified as Level 3.  During the year ended November 30, 2012, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the reporting period.

(b)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Fund’s securities sold short and payable to broker are held with or due to one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2012, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2012

(d)	Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The Fund does not charge a redemption fee, therefore the offering and redemption price per share are equal to the Fund’s net asset value per share.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) is recognized on the ex-date and included in dividend income.  The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2012

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$11,972	$1,513,477
Long-Term Capital Gain	$160,740	$4,309

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2012.  The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.  The amount designated as long-term capital gain for the fiscal years ended November 30, 2012 and 2011 was $513,694 and $206,324, respectively.

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$103,809,448
Gross tax unrealized appreciation	$10,417,131
Gross tax unrealized depreciation	(1,565,515)
Net tax unrealized appreciation	8,851,616
Undistributed ordinary income	3,012,267
Undistributed long-term capital gain	742,540
Total distributable earnings	3,754,807
Other accumulated gains/(losses)	470,721
Total accumulated gains	$13,077,144

(1)	Excludes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and straddle adjustments.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Accumulated Undistributed Net Investment Income/(Loss)	$55,097
Accumulated Undistributed Net Realized Gain/(Loss)	$(569,807)
Paid-In Capital	$514,710

On December 17, 2012, the Fund paid distributions of $3,047,109 and $742,576 from ordinary income and long-term capital gains, respectively, to shareholders of record on December 14, 2012.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2012

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 30, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.50% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional share class. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. During the year ended November 30, 2012, expenses of $64,544 previously waived by the Adviser were recouped by the Adviser.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

November 30, 2013	$13,934
November 30, 2014	$24,482

(5)	Distribution Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investment class shares for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended November 30, 2012, the Fund did not accrue any expenses pursuant to the 12b-1 Plan since the Investment share class has not yet commenced operations.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended November 30, 2012, the Fund incurred $76,925 in administration fees.  At November 30, 2012, the Administrator was owed fees of $13,865.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2012

USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended November 30, 2012, the Fund incurred $41,050, $57,772, and $16,494 in fund accounting, transfer agency, and custody fees, respectively.  At November 30, 2012, fees of $7,342, $9,512, and $2,551 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended November 30, 2012, the Fund was allocated $7,545 of the Trust’s Chief Compliance Officer fee.  At November 30, 2012, fees of $1,249 were owed by the Fund for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	November 30, 2012	November 30, 2011
Shares sold	2,098,957	3,239,587
Shares reinvested	14,277	131,761
Shares redeemed	(921,132)	(525,345)
Net increase	1,192,102	2,846,003

(8)Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the year ended November 30, 2012, were $276,375,648 and $252,219,912, respectively. There were no purchases or sales of U.S. government securities for the Fund.

CONVERGENCE CORE PLUS FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Convergence Core Plus Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, of Convergence Core Plus Fund (the “Fund”), a series of the Trust for Professional Managers, including the schedules of investments and securities sold short, as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Convergence Core Plus Fund as of November 30, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 29, 2013

CONVERGENCE CORE PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2012 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Convergence Core Plus Fund (the “Fund”), a series of the Trust, and Convergence Investment Partners, LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of David J. Abitz and Jonathan G. Franklin, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including

CONVERGENCE CORE PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended July 31, 2012.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 3000 Index, and in comparison to a peer group of U.S. open-end mid-cap blend funds as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).

The Trustees noted that for the year-to-date and one-year periods ended July 31, 2012, the Fund’s performance was above the Morningstar Peer Group average, falling within the first quartile for each period.  The Trustees further noted that for the year-to-date period ended July 31, 2012, the Fund’s performance was the best of the Morningstar Peer Group.  The Trustees also noted that for the one-year and since inception periods ended December 31, 2011, the Fund had outperformed the Russell 3000 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Fund’s operations and had not fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2012 meeting, as well as the presentations made by the Adviser over the course of the year.

CONVERGENCE CORE PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees noted that the Fund’s contractual management fee of 1.00% fell between the second and third quartiles and was below its peer group average of 1.04%, which fell in the third quartile.  The Trustees noted that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.50% for Institutional Class shares fell into the third quartile and was above the peer group average of 1.33%, which fell within the third quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its previous subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

CONVERGENCE CORE PLUS FUND
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE CORE PLUS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 67% of its ordinary income distribution for the year ended November 30, 2012, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2012, 67% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2012. The Fund utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deductions the amounts designated as long-term capital gains were as follows:

Convergence Core Plus Fund
Year Ended November 30, 2012
513,694

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Independent Trustees

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 57		2001	Marquette		(an open-end
			University		investment
			(2004–present).		company with
two portfolios).

CONVERGENCE CORE PLUS FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	26	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing	26	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative Officer		Multi-Asset
Age: 69		2009	(“CAO”) and Chief		Endowment
			Compliance Officer		Fund complex
			(“CCO”), Granite		(three closed-
			Capital International		end investment
			Group, L.P. (an		companies);
			investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Manager,
			and CCO, Granum		Ramius IDF
			Securities, LLC		Fund Complex
			(a broker-dealer)		(two closed-end
			(1997–2007).		investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	26	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		end investment
Age: 50	Trustee	2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

CONVERGENCE CORE PLUS FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 55	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 65	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC	N/A	N/A
Age: 33		2005	(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 38		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 30		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will being sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

CONVERGENCE CORE PLUS FUND

Investment Adviser	Convergence Investment Partners, LLC
4200 West 115th Street
Suite 100
Leawood, Kansas 66211

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 8, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$14,500	$14,500
Audit-Related Fees	0	0
Tax Fees	$3,000	$3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on February 8, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Trust for Professional Managers

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     February 7, 2013

By (Signature and Title)*       /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     February 7, 2013

* Print the name and title of each signing officer under his or her signature.